MASTER SECURITY AGREEMENT
Dated as of October 20, 2020
THIS MASTER SECURITY

AGREEMENT

(as amended, supplemented or

otherwise modified
from time to time, this

“
Master Agreement
”) is between (i) FGI

Equipment Finance LLC (“
FGIEF ”), a
Delaware limited liability company, with

an office located at 777 Yamato

Road, Office 135, Boca Raton,
FL 33431, (ii)

Core Molding Technologies,

Inc (“
Debtor
”), a corporation

existing under the

laws of the
State of Delaware,

with principal offices located

at 800 Manor Park

Drive, Columbus, OH

43228, (iii) Core
Composites Corporation, (“ US Guarantor
”), a corporation

existing under the

laws of the

State of Delaware,
with principal offices

located at 800

Manor Park Drive,

Columbus, OH 43228,

and (iv) CC

HPM, S. de
R.L. de C.V.

(“
Mexican Guarantor
” and together

with US Guarantor,

shall be jointly referred

to as the
“ Guarantors
” or a

“
Guarantor
”), a corporation

existing under the

laws of the

United Mexican States,

with
principal offices located

at Avenida Internacional #220,

Parque Industrial VYNMSA

Escobedo, C.P. 66053,
Escobedo, Nuevo Leon,

Mexico.

This Master Agreement

contains the general

terms that apply

to financing
that may be provided from time

to time by Secured Party (defined below)

to Debtor.

Additional terms that
apply to

the financing and

the Collateral

(defined below) shall

be contained on

the Collateral

Schedule
(defined below) and the Note (defined below).

US Guarantor shall enter into the Collateral Schedule with
respect to its own Collateral for the benefit of

Secured Party.

Mexican Guarantor has entered into a Non-
Possessory Pledge Agreement under Mexican laws (
Contrato de Prenda Sin Transmisión

de Posesión
, as
defined in the Spanish language) (the “ Mexican Pledge ”) with respect to its own Collateral for the benefit of Secured Party.

The Collateral Schedule,

the Mexican Pledge and

this Master Agreement

are collectively
referred to as

a “
CSMA
”.

Each CSMA together

with the Note

shall constitute a

“
Loan Document
”.

Debtor
and Guarantors hereby

agree that FGIEF

shall enter into

and execute the

Collateral Schedule or

the Mexican
Pledge, and that

FGIEF, together with its

successors and assigns,

if any, shall be the

named “
Secured Party ”
in connection with the

loan to be made

by Secured Party to

Debtor under the Note (the

“
Loan ”) and any
other related Debt Documents (defined below).

Secured Party (including its successors and assigns)

may
appoint any

agent to

act on

its behalf.

This Master

Agreement, each

Loan Document

and each

other
document

relating to the Loan, including any additional personal or corporate guaranty, mortgage, pledge, security agreement, guaranty trust

or any other

act entered into

by Debtor or

Guarantors or by

any other
third party

to guarantee

Debtor’s obligations

under the

Loan (an

“
Obligor
”), is

hereinafter referred

to
individually as a “ Debt Document ” and collectively the “ Debt Documents
”.

Capitalized terms used but
not defined in

this Master Agreement

shall have the

meanings assigned to

such terms as

set forth in

the
applicable Collateral Schedule or Note.

1.

SECURITY INTEREST
:

It is agreed

that: (i) US

Guarantor grants to

Secured Party a

security
interest in and

against all property

listed on the

collateral schedule to

be executed as

of the date

hereof,
pursuant hereto and made a part

hereof (each a “
Collateral Schedule ”), and (ii) Mexican Guarantor grants
to Secured Party a security interest in and against all property listed on the Mexican Pledge executed as of
October 13, 2020 to be effective on October 20, 2020, pursuant hereto and made a part hereof , and in and against any and

all additions, attachments,

accessories and accessions

to such property,

all substitutions,
replacements or exchanges therefor,

and all insurance and/or

other proceeds thereof

(all of the

foregoing
being hereinafter individually

and collectively referred

to as

the “
Collateral
”).

This security interest

is
given to secure the

payment and performance

of all debts,

obligations and liabilities

of any kind whatsoever
of Debtor to Secured Party,

now existing or arising in the future, including but

not limited to the payment
and performance of certain promissory

note to be executed by

Debtor for the benefit of Secured

Party as of
the date

hereof, identified on

the Collateral Schedule

and in

the Mexican Pledge

(the “
Note
”), and

any
renewals, extensions and modifications

of such Note (such

Note, debts, obligations

and liabilities are called
the “ Indebtedness
”).

Debtor and US

Guarantor each authorizes

Secured Party to file

a financing statement
and amendments thereto

describing the Collateral

and containing any

other information required

by the
applicable Uniform Commercial

Code.

In connection with

the Collateral secured

under the Mexican

Pledge,
Mexican Guarantor authorizes

Secured Party to file

such Mexican Pledge

in the Unique Registry

of Mobile
Guarantees in Mexico ( Registro Único de Garantías Mobiliarias
, as its name is in the

Spanish language).

Debtor and

Guarantors acknowledge

and agree

that Secured

Party may

perfect the

security interest
hereunder and

any Loan

Document directly

or through

any current

or future

agents, representatives

or
bailees.

Debtor and

Guarantors irrevocably grant

to Secured

Party the

power to

sign on

Debtor’s and
Guarantor’s name and generally to act on behalf of Debtor and Guarantors to execute and file applications for title, transfers of title, financing statements,

notices of lien and other documents pertaining

to any or all
of the Collateral;

this power is coupled with Secured Party’s interest in the Collateral.

Guarantors shall, if
any certificate of title is required or permitted

by law for any of the Collateral, obtain

and promptly deliver
to Secured Party such certificate showing the lien created by the applicable

Debt Documents.

2.

COLLATERAL
:

(a) Debtor and

Guarantor agree at all

times during the term

of any Loan that:

(i) subject to Secured Party’s rights under this Master Agreement, any

Loan Document and any other Debt
Documents, Guarantors shall remain

in possession of the Collateral,

except for maintenance and repair

and
except as contemplated

by and subject

to, a consent

to use or

similar agreement, in

form and substance
acceptable to

Secured Party,

in its

sole discretion

(each such

consent to

use agreement,

as amended,
amended and restated or

otherwise modified from time to

time pursuant to the terms

thereof, a “
Consent
to Use Agreement
”), entered into among Secured Party, Debtor,

Guarantors and a subsidiary of Debtor or
Guarantors organized and existing under

the laws of Mexico (“
Subsidiary User
”), with whom Debtor

or
Guarantors have entered into a bailment, operation, manufacturing or similar agreement pursuant to which
such Subsidiary User has acquired possession and has

agreed to act as depository of

certain Collateral for
all legal effects, except

that Secured Party

shall have the

right to possess

(A) any chattel

paper or instrument
that constitutes

a part

of the

Collateral and

(B) any

other Collateral

in which

Secured Party’s

security
interest may be

perfected only by

possession; (ii) the

Collateral is and

will remain, free

and clear of

all liens,
claims and encumbrances of any kind whatsoever, except for (A) liens in favor of Secured Party, (B) liens for taxes not yet due or for taxes being contested in good faith and which do not involve,

in

the reasonable
judgment of

Secured Party,

a material

risk of

the sale,

forfeiture or

loss of

any material

amount of

the
Collateral, (C) inchoate materialmen’s,

mechanic’s, repairmen’s

and similar liens arising

by operation of
law in the ordinary

course of business for

amounts which are not

delinquent, (all of such

liens are called
“ Permitted Liens
”); (iii) the

Collateral is and

will be (A) used

only in Guarantors’

or Subsidiary User’s
trade or business (and not for personal, family or household purposes),

as contemplated under the terms of
the applicable Consent to Use Agreement,

(B) maintained in good operating order and repair, normal wear and tear

excepted, (C)

used and

maintained in

all material

respects in

compliance with

manufacturers
recommendations and

all applicable

laws and

regulations, and

(D) personal

property that

is solely

and
lawfully owned and

possessed by Guarantors

or by Subsidiary

User, as

contemplated under the

terms of
the applicable Consent to Use Agreement; (iv) Guarantors have the sole right to grant the security interest in the Collateral

as described herein;

and (v) Guarantors

shall not remove any

of the Collateral

from the
continental United States or Mexico (except as contemplated under the terms of the applicable

Consent to
Use Agreement), or sell, rent, lease, mortgage, license,

grant a security interest in or otherwise

transfer or
encumber (except for Permitted Liens) any of

the Collateral, (b) Guarantors and/or Subsidiary User

shall,
at all times, keep accurate and complete records of the

Collateral, and Secured Party shall have the right to
(i) inspect and make

copies of all of Guarantors’

and/or Subsidiary User’s books

and records relating to the
Collateral and (ii) inspect any

of the Collateral, in each

case, during normal business hours

and after giving
Debtor reasonable prior notice, (c) if Secured

Party asks, Guarantors will promptly notify Secured

Party in
writing of the

location of any

Collateral, and if

an Event of

Default has occurred

and continuing, Guarantors
will not move the Collateral

from its then current location

.

Debtor shall cause each Subsidiary User,

and
shall be responsible for each Subsidiary User, to comply with such covenants.

3.

REPORTS
:

(a) If not or no longer publicly available on or before the applicable due date for any
financial statements or

reports specified below,

Debtor and Guarantors

will deliver or

make available to
Secured Party

(i) complete

financial statements

of Debtor

and Guarantors

prepared in

accordance with
generally accepted accounting principles,

consistently applied, certified by

a recognized firm of

certified
public accountants within 120 days

of the close of Debtor’s and

Guarantors’ fiscal year and (ii) copies of
Debtor’s and Guarantors’

quarterly financial report

certified by the

chief financial officer

of Debtor and
Guarantor within 60 days

of the close of each of

their respective fiscal quarters, (b)

Debtor and Guarantors
will furnish annually

with the annual

financial statements provided

pursuant to clause

(a) above, and

at
other times, within 30 days

of Secured Party’s request, a certificate of an authorized officer of Debtor and
Guarantor stating that

to the best

of such officer’s

knowledge, there exists

no Event of

Default or event
which with notice or lapse of time (or both) would become

an Event of Default.

4.

INSURANCE
:

(a) Guarantors shall at all times

bear the entire risk of any

loss, theft, damage to,
or destruction

of, any

of the

Collateral from

any cause

whatsoever, (b)

Guarantors agree,

at their

own
expense, to keep the Collateral insured with companies

acceptable to Secured Party for such amounts and
against such

hazards as

Secured Party

may reasonably

require, including,

but not

limited to,

all risks
physical damage insurance for

the Collateral itself, including,

but not limited to, loss

or damage by fire and
extended coverage perils, theft,

burglary, and

for any or all

Collateral which are vehicles,

for risk of loss
by collision.

If the Collateral is

used, operated and located

in Mexico, then such

insurance policy shall also
comply with the requirements

established under applicable Mexican

law and shall provide

coverage for the
Collateral at all times that it

is located and operated in Mexico.

The physical insurance coverage shall be
in an amount no

less than the full

replacement value of the

Collateral, and deductible

amounts, insurers and
policies shall be reasonably

acceptable to Secured Party.

Debtor and/or Guarantors

shall deliver to Secured
Party evidence of

insurance reasonably satisfactory

to Secured Party,

within
10 days

of Secured Party’s
request therefor.

Each policy shall

name Secured Party

as loss payee, shall

provide for coverage

to Secured
Party regardless of

the breach by

Debtor or Guarantors

of any warranty

or representation made

therein,
shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the
insurer except upon 30 days prior written notice to

Secured Party.

Guarantors irrevocably appoint, which
appointment is coupled with an interest,

Secured Party as its attorney-in-fact to

make proof of loss, claim
for insurance

and adjustments

with insurers,

and to

receive payment

of and

execute or

endorse all
documents, checks or

drafts in connection

with insurance payments,

but Secured Party

will not exercise
such power of

attorney unless an

Event of Default

has occurred and

is continuing.

Guarantors will

not
make adjustments with insurers without the prior written consent of Secured Party.

Proceeds of insurance
shall be applied, at

the option of Secured

Party,

to repair or replace

the Collateral or to

reduce any of the
Indebtedness under the Debt Documents; provided

that, so long as no Event of Default

has occurred and is
continuing, within sixty (60) days following receipt of any proceeds of insurance, Guarantors may elect to apply such proceeds to repair or replace the Collateral.

5.

DEFAULTS
:

Debtor and Guarantors

shall be in

default under this

Master Agreement and

each
Loan Document upon

the occurrence of

any of the following

(each an “
Event of Default ”, and collectively,
the “ Events of Default
”):

(i) Debtor fails to pay,

within
10 days

after its due date any installment or other
amount due under this Master

Agreement, any Loan Document

or any other Debt Document;

(ii) Debtor or
Guarantors, without the prior written

consent of Secured Party, attempts to or does

sell all or any fractional
interest in, rent, lease, license,

charter, mortgage, assign, grant a lien on

or security interest in, or otherwise
transfer or encumber (except

for Permitted Liens) any

of the Collateral or

any part thereof; (iii)

a Guarantor
breaches any of its

insurance obligations under this Master

Agreement, any Loan Document or

any other
Debt Document; (iv) Debtor or Guarantors breach any of their covenants or other obligations under any of
this Agreement, any Loan Document (other than those described elsewhere in this

Section 5) or any other
Debt Document,

and fail

to cure

that breach

within
30 days

after the

earlier of

any officer

of Debtor
becoming aware of

the occurrence thereof

or the giving

of written notice

thereof to Debtor

by Secured Party;
(v) any warranty,

representation or statement

made by Debtor

,

Guarantors or any

Obligor in this

Master
Agreement, any Loan Document or

any other Debt Document or

otherwise in connection with any

of the
Indebtedness shall be false or misleading in

any material respect when made;

(vi) any material amount of
the Collateral

(as determined

by Secured

Party in

its reasonable

discretion) is

subjected to

attachment,
execution, levy,

seizure or confiscation

in any legal

proceeding or otherwise,

or if any

legal or
administrative proceeding is commenced against

Debtor, a Guarantor or any of the Collateral,

which in the
good faith judgment of

Secured Party subjects any material

amount of the Collateral

to a material risk

of
attachment, execution, levy,

seizure or confiscation and no

bond is posted or

protective order obtained to
sufficiently (as determined by Secured

Party in its reasonable

discretion) negate such risk; (vii)

Debtor, a
Guarantor or

any Obligor

breaches or

is in

default in

any material

respect, after

giving effect

to any
applicable cure periods, under any

other agreement by and between

Secured Party (or any of

its affiliates
or parent entities)

on the one

hand, and Debtor

,

a Guarantor or

such Obligor (or

any of their

respective
affiliates or parent entities) on the other hand;

(viii) (A) there is any dissolution or

termination of existence
of Debtor, a

Guarantor or any Obligor

or a Subsidiary User,

(B) Debtor, a

Guarantor or any Obligor

or a
Subsidiary User becomes

insolvent or ceases

to do business

as a going

concern, (C) if

any Obligor or

a
Subsidiary User is a

natural person, any

death or incompetency of

such Obligor, (D) a receiver

is appointed
for all or of any part of the property of Debtor,

a Guarantor or any Obligor or a Subsidiary User, or Debtor
or a Guarantor or

any Obligor or a

Subsidiary User makes any assignment for

the benefit of its

creditors,
or in the event

an such appointment or

assignment is involuntarily

made against Debtor,

a Guarantor or any
Obligor or a Subsidiary User, such appointment or

assignment is not dismissed within
30 days

thereof, or
(E) Debtor

or a

Guarantor or

any Obligor

or a

Subsidiary User

files a

petition under

any bankruptcy,
insolvency or similar law,

or in the event an

involuntary petition is filed against Debtor or

a Guarantor or
any Obligor or a Subsidiary

User under any bankruptcy

or insolvency laws, such

involuntary petition is not
dismissed within 30 days

of the filing date; (ix) Debtor or a Guarantor or any Obligor improperly files, or causes to be filed,

an amendment or termination

statement relating to a

filed financing statement describing
the Collateral; (x) any

Obligor revokes or attempts

to revoke its obligations

under any guarantee or

Debt
Documents to which it is a party or fails to observe or perform any covenant, condition or agreement to be
performed under such guarantee or Debt Documents to which it is a party; (xi) Debtor, a Guarantor or any
Obligor defaults

under any

other contract

or obli

gation for

indebtedness in

an amount

greater than
$500,000.00 if such

default results in

the other party

to the agreement

either accelerating the obligations
thereunder or being permitted to

cause such indebtedness to become

due prior to its

stated maturity; (xii)
without the prior written consent of Secured Party,

(A) there is a Change of Control (as defined below) or
(B) there is any

merger or consolidation of Debtor

unless Debtor is the

surviving entity or of

any Guarantor
or Obligor unless Debtor or another Guarantor or another Obligor is the surviving entity; (xiii) without the
prior written

consent of Secured

Party, either

Debtor, a

Guarantor or any

Obligor sells or

leases all,

or
substantially all,

of its

assets; or

(xiv) (A)

Secured Party

is unable

to register

(1) any

Consent to

Use
Agreement or

(2) any

Debt Document

or other

guaranty granted

by a

Guarantor or

Obligor to

secure
Debtor’s obligations under a Loan

Document, or (3) the Mexican

Pledge, in the Mexican Public

Registry
of Property and Commerce, including

the Section of Sole

Registry of Mobile Guaranties (or

in any other

Public Registry whereby a Consent to Use Agreement or a Debt Document has to be registered in Mexico to have legal

effect against third

parties), or (B)

if there shall

occur a default

under any Consent

to Use
Agreement,

subject to any

materiality thresholds or

cure periods set

forth therein.

Any provision of

this
Master Agreement,

any Loan

Document or

any other

Debt Document

to the

contrary notwithstanding,
Secured Party may exercise all rights and remedies hereunder independently with respect to the Loan.

For purposes of

this Section 5, “
Change in Control
” means (a) the

acquisition of ownership, directly

or
indirectly, beneficially or of record,

by any person or

group (within the meaning

of the Securities Exchange
Act of 1934 and

the rules of the

Securities and Exchange Commission thereunder as

in effect on the

date
hereof), of equity interests

representing more than 35%

of the aggregate ordinary

voting power represented
by the issued and outstanding equity interests of Debtor, a Guarantor or an Obligor;

or (b) occupation of a
majority of the seats

(other than vacant

seats) on the board

of directors of Debtor,

a Guarantor or

an Obligor
by persons who were neither (i) directors of such parties on the date hereof, (ii) nominated by the board of directors of such

parties,

nor (iii) appointed

by directors so

nominated; or (c)

Debtor, a

Guarantor or an
Obligor at any time ceases, directly or indirectly to own, free and clear of all liens or other encumbrances, the majority stake of the issued and outstanding equity interests of a Subsidiary User or a Guarantor or an
Obligor which is a related party of Debtor as of the date hereof.

6.

REMEDIES
:

(a) Upon the

occurrence of any

Event of Default

described in Section

5(viii)(E), any
and all of

the Indebtedness shall automatically

become immediately due and

payable, without any action
by any person

or entity.

Upon the occurrence of

any other Event

of Default and during

the continuation
thereof, Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, upon demand and

notice to Debtor or

any Guarantor or any

Obligor.

All obligations and liabilities
then due and

payable under the

Debt Documents shall

bear interest from

the occurrence of

the Event of
Default (both before

and after any

judgment) until paid

in full at

a per annum

rate equal to

the lower of
12.50% and

the maximum rate

not prohibited by

applicable law (the

“
Per Diem

Interest Rate
”).

The
application of such Per Diem Interest Rate shall

not be interpreted or deemed to extend any

cure period set
forth herein, cure any default or

otherwise limit Secured Party’s right or remedies hereunder.

(b) Upon the
occurrence of any Event of Default and during the continuation thereof, Secured Party shall have all of the
rights and remedies

of a secured

party under the

Uniform Commercial Code,

and under any

other applicable
law, including, without limitation, to (i) notify any

account Debtor or any Guarantor

or any Obligor on any
instrument which constitutes proceeds

of the Collateral to

make payment to Secured

Party, (ii)

enter any
premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell

the Collateral at public or private sale,

in whole or in part, and have

the
right to

bid and

purchase at such

sale or (iv

)

lease or

otherwise dispose of

all or

part of

the Collateral,
applying proceeds from such disposition to the obligations then in default.

If requested by Secured Party,
Guarantors shall promptly assemble the

Collateral and make it available

to Secured Party at a

place to be
designated by Secured

Party which is

reasonably convenient to

both parties.

Secured Party may

also render
any or all

of the Collateral

unusable at any

Guarantors’ premises and

may dispose of

such Collateral on
such premises without liability

for rent or costs.

Any notice that Secured

Party is required to

give to Debtor
or Guarantors under

the Uniform Commercial

Code of the

time and place

of any public

sale or the

time
after which any private sale

or other intended disposition of

the Collateral is to be made

shall be deemed to
constitute reasonable notice if such

notice is personally served on

or mailed, postage prepaid, to

the Debtor
or to any Guarantor at

their last known address

at least
15 days

prior to such action.

Debtor and Guarantors
shall cause Subsidiary User, and shall

be responsible for Subsidiary User, to cooperate and

assist with the
compliance of the provisions

set forth in this Section 6 and

to acknowledge each of such Secured Party’s
rights and remedies. (c) Upon the occurrence of any Event of Default and during the continuation thereof,
Secured Party shall have

the right to any

proceeds of sale,

lease or other disposition

of the Collateral, if

any,
and the right to apply any amounts so collected

or (as the case may be) otherwise collected

from Debtor or
Guarantors

or any

Obligor

pursuant to

this Section

6 or

under any

Loan Document or

any other

Debt
Document in the following order

of priorities:

(i) to pay all of Secured Party’s costs, charges

and expenses
incurred in

enforcing its

rights under

this Master

Agreement, any

Loan Document

or any

other Debt
Document or in taking, removing, holding, repairing,

refurbishing, selling, leasing or otherwise disposing
of the Collateral;

then, (ii) to

pay any and

all late fees,

per diem fees,

other such charges

due under this
Master Agreement, any Loan

Document or any other

Debt Document, any and

all interest due under

this
Master Agreement, any Loan Document or any

other Debt Document, and all amounts owing

pursuant to
any indemnity claims; then (iii)

to pay all principal due under

any Loans; then (iv) to

pay all other amounts
due and

owing to

Secured Party

under this

Master Agreement, any

Loan Document

or any

other Debt
Document; then (v) any surplus shall be

remitted to Debtor, Guarantor

or Obligor or (as the case

may be)
any other party legally

entitled thereto.

Debtor shall remain liable

for and pay any

deficiency in (i),

(ii),
(iii) and (iv) promptly upon

demand.

(d) Debtor and Guarantors agree

to pay all reasonable attorneys’

fees
and other

costs incurred

by Secured

Party in

connection with

the enforcement,

assertion, defense

or
preservation of Secured Party’s rights and remedies under this

Master Agreement, any Loan Document or
any other Debt Document,

or if prohibited by

law, such

lesser sum as may

be permitted, and

Debtor and
Guarantors further agree that such fees and

costs shall constitute Indebtedness.

(e) Secured Party’s rights
and remedies

under this

Master Agreement,

any Loan

Document and

the other

Debt Documents

or
otherwise arising are cumulative

and nonexclusive of any

other rights and remedies

that Secured Party may
have under any other agreement or

at law or in equity and

may be exercised individually or concurrently,
and any or all

thereof may be exercised

instead of or in

addition to each other

or any remedies at

law, in

equity, or under statute.

Neither the failure nor

any delay on the

part of Secured Party

to exercise any right,
power or privilege under

this Master Agreement or

any other Debt Document

shall operate as a

waiver, nor
shall any single or partial exercise

of any right, power or privilege

preclude any other or further

exercise of
that or any other

right, power or privilege.

SECURED PARTY

SHALL NOT BE DEEMED

TO HAVE
WAIVED ANY

OF ITS RIGHTS

UNDER THIS MASTER

AGREEMENT OR UNDER ANY

OTHER
DEBT DOCUMENT

UNLESS SUCH

WAIVER

IS EXPRESSED

IN WRITING

AND SIGNED

BY
SECURED PARTY.

A waiver on any

one occasion shall not

be construed as a

bar to or waiver

of any right
or remedy on any

future occasion.

Except as provided in

Section 6(b) above, Debtor

and Guarantors waive
notice of

sale or

other disposition

(and the

time and

place thereof),

and the

manner and

place of

any
advertising, and any other

notice required to be

given under the Uniform

Commercial Code.

Secured Party
shall have no obligation to marshal any of the Collateral.

7.

ASSIGNMENT
:

DEBTOR SHALL

NOT SELL,

TRANSFER, ASSIGN,

ENCUMBER OR
SUBLET ANY COLLATERAL

OR THE INTEREST OF DEBTOR IN THIS MASTER

AGREEMENT,
ANY LOAN DOCUMENT,

ANY OTHER

DEBT DOCUMENTS OR

ANY LOAN, IN

EACH CASE
WITHOUT THE PRIOR

WRITTEN CONSENT OF

SECURED PARTY.

Secured Party may,

without
notice to or the consent of Debtor or Guarantors, assign, sell,

or transfer in whole or in part its interests in
this Master

Agreement, any

Loan, any

Loan Document,

any other

Debt Document,

its interest

in any
Collateral, the right to enter into

any Loan Document or any

of its rights under this Master

Agreement, any
Loan Document

or any

other Debt

Documents (in

each case,

a “
Secured Party

Transfer
”).

Upon a
Secured Party Transfer of Secured Party’s entire right and interest under this Master Agreement, any

Loan
Document or any other Debt Documents, Secured Party shall automatically be relieved,

from and after the
date of such

Secured Party Transfer,

of liability for

the performance of

any obligation of

Secured Party
contained in

this Master Agreement,

any such

Loan Document or

any such Debt

Documents arising or
accruing from

or after

such Secured

Party Transfer.

Debtor and

Guarantors agree

that, if

Debtor or
Guarantors receive written notice

of an assignment from

Secured Party, Debtor and Guarantors will pay

all
installments and other amounts

due under any assigned Loan

Document to such assignee or

as instructed
by Secured Party.

Debtor and Guarantors

also agree to

confirm in writing,

and to cause

any Obligor to
confirm in writing, receipt

of the notice of

assignment as may be

reasonably requested by assignee.

Debtor
and Guarantors

hereby waive

and agree

not to

assert against

any such

assignee any

defense, set-off,
recoupment claim

or counterclaim

which Debtor

or Guarantors

have or

may at

any time

have against
Secured Party for any reason whatsoever.

8.

INDEMNIFICATION
:

DEBTOR AND GUARANTORS HEREBY AGREE

TO INDEMNIFY,
DEFEND AND

HOLD HARMLESS

EACH OF

(1) SECURED

PARTY,

(2) THE

AFFILIATES OF
SECURED PARTY,

(3) ANY PARTICIPANTS,

(4) ANY SUCCESSORS AND ASSIGNS OF ANY OF
THE FOREGOING AND

(5) ALL

OF THEIR RESPECTIVE

DIRECTORS, SHAREHOLDERS,
OFFICERS, EMPLOYEES,

AGENTS, PREDECESSORS, ATTORNEYS

-IN-FACT AND

LAWYERS
(EACH AN “ INDEMNIFIED PARTY
”) (ON AN AFTER-TAX

BASIS) FROM AND AGAINST ANY
AND ALL LOSSES,

DISPUTES, PENALTIES,

CLAIMS, EXPENSES (INCLUDING WITHOUT
LIMITATION

LEGAL EXPENSES, INCLUDING

WITHOUT LIMITATION

THOSE INCURRED IN
CONNECTION WITH

RESPONDING TO

SUBPOENAS, THIRD

PARTY

OR OTHERWISE)
DAMAGES AND LIABILITIES (INCLUDING WITHOUT LIMITATION

ENVIRONMENTAL
LIABILITIES) OF WHATSOEVER

KIND AND NATURE

ARISING OUT OF OR

IN CONNECTION
WITH OR

RELATING

TO ANY

COLLATERAL,

THIS MASTER

AGREEMENT OR

ANY LOAN
DOCUMENT OR ANY

OTHER DEBT DOCUMENT

(COLLECTIVELY,

“
CLAIMS ”), REGARDLESS
OF WHETHER SUCH

INDEMNIFIED PARTY

IS A PARTY

THERETO AND WHETHER

IN LAW
OR EQUITY,

OR IN

CONTRACT, TORT

OR OTHERWISE;

PROVIDED, HOWEVER,

THAT

NO
INDEMNIFIED PARTY

SHALL BE

ENTITLED TO

INDEMNITY HEREUNDER IN

RESPECT OF
ANY CLAIM TO THE

EXTENT THAT SUCH CLAIM IS FOUND BY

A FINAL, NON-APPEALABLE
JUDGMENT OF A

COURT OF

COMPETENT JURISDICTION TO

HAVE

RESULTED DIRECTLY
FROM THE GROSS

NEGLIGENCE OR

WILLFUL MISCONDUCT OF

SUCH INDEMNIFIED

PARTY.

Debtor and Guarantors shall

pay on demand to

each Indemnified Party any

and all amounts

necessary to
indemnify such

Indemnified Party from

and against

any Claims.

In the

event an

Indemnified Party

is
notified, served or otherwise make aware of a

Claim against such Indemnified Party, it shall notify of such claim to Debtor

and shall provide

to Debtor with

a copy of

the Claim’s documentation

that is on

Indemnified
Party’s possession.

Debtor shall have the right to be informed

of the proceeding related to each Claim and
may issue recommendations to

Indemnified Party, as per the advice

of its legal advisors;

provided however
that Indemnified Party shall not be obliged

to follow or accept any of Debtor’s recommendations

or advice
and such shall

not release, reduce,

nullify, invalidate or otherwise

affect Debtor’s or

Guarantors’ obligations
under this Section.

Indemnified Party shall defend itself

in such Claim following its

own legal counsel’s
recommendations, advise and

actions.

The rights, privileges

and indemnities set

forth in this

Section 8 shall
survive the expiration or other cancellation or termination of this Master

Agreement.

9.

REPRESENTATIONS,

WARRANTIES &

COVENANTS OF

DEBTOR AND
GUARANTORS
:

(a) Debtor and Guarantors make each of the following representations and warranties
to Secured Party

on the date

hereof and on

the date of

the making

of each Loan:

(i) Debtor’s and

Guarantors’
exact legal name and jurisdiction of organization or formation is as set forth in the preamble of this Master
Agreement and such jurisdiction is Debtor’s and Guarantors’

“location” (within the meaning given

to such
term in Article

9 of the Uniform

Commercial Code); (ii) Debtor

and each Guarantor has

adequate power
and capacity to enter into, and

to perform its obligations under this

Master Agreement and the other Debt
Documents; (iii) this

Master Agreement and

the other Debt

Documents have been

duly authorized, executed
and delivered by Debtor and Guarantors and constitute legal, valid and binding agreements enforceable in accordance with their

terms, except to

the extent that

the enforcement of

remedies may be

limited under
applicable bankruptcy

and insolvency

laws; (iv)

no approval,

consent or

withholding of

objections is
required from, and no

notice is required to be

given to, any governmental authority or

instrumentality, or
any other person or entity, with respect to the entry into, or performance,

by Debtor and Guarantors of any
of the Debt Documents,

except any already obtained;

(v) the entry into,

and performance,

by Debtor and
Guarantors of the Debt

Documents will not (A) violate

any of the organizational

documents of Debtor or
Guarantors or any judgment, order, law or regulation applicable to such parties,

or (B) result in any breach
of or

constitute a default

under any contract

to which Debtor

or Guarantors are

a party,

or result in

the
creation of any lien, claim or encumbrance on any of Debtor’s or Guarantors’ property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or
other agreement

or instrument

to which

Debtor or

Guarantors are

a party;

(vi) there

are no

suits or
proceedings pending in any court or before any commission, board or other administrative agency against
or affecting Debtor or Guarantors which could, in

the aggregate, have a material adverse effect

on Debtor
or Guarantors,

their business

or operations,

or their

ability to

perform their

obligations under

the Debt
Documents, nor does Debtor or

a Guarantor have reason to

believe that any such suits or

proceedings are
threatened.

(b) Debtor and Guarantors hereby covenant

to Secured Party that at

all times during the term
of the Loan that

Debtor and each Guarantor

is, and will remain,

(i) validly existing and

in good standing
under the laws

of the state

of its

formation (specified in

the preamble of

this Master Agreement)

and a
“registered organization” (within the meaning given to such term in Article 9 of the Uniform Commercial
Code); (ii) duly qualified and

licensed in every jurisdiction wherever

necessary to carry on its business

and
operations, including the jurisdiction(s) where the

Collateral is or is

to be located; (iii)

in full compliance
with all

laws and

regulations applicable

to it,

including, without

limitation, compliance

with the

USA
PATRIOT

ACT and all applicable Bank Secrecy Act (“
BSA ”) laws, regulations and government guidance
on BSA

compliance and

on the

prevention and

detection of

money laundering

violations and

terrorist
financings; and

shall ensure that

neither Debtor nor

Guarantors nor any

person who owns

a controlling
interest in or otherwise controls Debtor or Guarantors is or shall be (A) listed on the Specially Designated
Nationals and

Blocked Person

List maintained

by the

Office of

Foreign Assets

Control (“
OFAC ”),
Department of the Treasury, and/or

any other similar

lists maintained by

OFAC pursuant to any authorizing
statute, Executive Order or

regulation or (B) a

person designated under Section

1(b), (c) or (d)

of Executive
Order No.

13224 (September 23,

2001), any related

enabling legislation or

any other

similar Executive
Orders.

(c) Debtor

and Guarantors

shall report

and pay

promptly when

due all

taxes, license

fees,
assessments and public

and private charges levied

or assessed on

any of the Collateral,

on its use,

operation,
purchase, ownership, delivery,

leasing or possession

thereof, or on

this Master Agreement

or any of

the
other Debt Documents

(or any receipts

hereunder and thereunder),

by any governmental

entity or taxing
authority, including foreign

authorities, during or related

to the term of

this Master Agreement, or

to any
other period during

which Debtor or

Guarantors or

a Subsidiary User

had use or

possession of the

Collateral,
including, without limitation, all license and registration fees, and all sales, use, personal property,

excise,
gross receipts, franchise,

stamp or other

taxes, imposts, duties

and charges,

together with any

penalties,
fines or interest

thereon (collectively “
Taxes
”).

Debtor and Guarantors

shall have no

liability for Taxes
imposed by

the United

States of

America or

any state

or political

subdivision thereof

which are

on or
measured by the net

income of Secured Party.

Debtor and Guarantors shall

promptly reimburse Secured
Party (on an after-tax basis) for any Taxes

charged to or assessed against or paid by Secured Party.

Upon

request of Secured Party,

Debtor and Guarantors shall send

Secured Party a copy of

each report or return
and evidence

of Debtor’s

and Guarantors’

payment of

Taxes.

(d) At

its option, Secured

Party may (i)
discharge taxes, liens,

security interests or

other encumbrances at

any time levied

or placed on

the Collateral
and (ii) pay for

the maintenance, insurance and

preservation of the Collateral

and effect compliance with
the terms

of this

Master Agreement

or any

of the

other Debt

Documents; provided

that Secured

Party
provides five business

days’ advance notice

before making any

such payment; provided

further that, the
foregoing proviso shall

not apply with

respect to any

payment owing by Debtor

or Guarantors under

the
Debt Documents.

Debtor and Guarantors agree to reimburse Secured Party, on demand, for all reasonable costs and expenses incurred by Secured Party in connection with such payment or performance and agrees
that such reimbursement obligation shall constitute Indebtedness.

10.

MISCELLANEOUS
:

(a) THE PARTIES HERETO, TO THE

EXTENT PERMITTED BY

LAW,
WAIVE

ALL RIGHT TO

TRIAL BY JURY

IN ANY ACTION,

SUIT, OR

PROCEEDING ARISING
OUT OF, IN CONNECTION WITH OR RELATING TO,

THIS MASTER AGREEMENT, ANY LOAN,
ANY LOAN DOCUMENT, ANY OTHER DEBT DOCUMENTS AND ANY OTHER TRANSACTION
CONTEMPLATED HEREBY

AND THEREBY.

THIS WAIVER

APPLIES TO ANY

ACTION, SUIT
OR PROCEEDING WHETHER ARISING IN TORT,

CONTRACT OR OTHERWISE.

The laws of the
State of

New York

shall govern all

matters arising out

of, in connection

with or relating

to this

Master
Agreement or any Loan Document, including, without limitation,

its validity, interpretation, construction,
performance and enforcement

(including, without limitation, any

claims sounding in

contract or tort

law
arising out of

the subject matter

hereof and any

determinations with respect

to post-judgment interest).

Any
legal action

or proceeding with

respect to

this Master Agreement,

any Loan Document,

any other Debt
Document (except if such Debt Document establishes express and exclusive submission of the parties to a foreign jurisdiction,

in which

case such

foreign jurisdiction

shall apply)

or any

Loan shall

be brought
exclusively in the federal or state

courts located in the State

of New York,

the County of New York,

and,
by execution and delivery

of this Master Agreement

or any Loan Document,

Debtor and Guarantors hereby
accept for themselves and in

respect of their property, generally and unconditionally, the jurisdiction of the
aforesaid courts.

Debtor and Guarantors hereby irrevocably waive any objection, including any objection to the laying of

venue or based on

the grounds of forum

non conveniens, that they

may now or

hereafter
have to

the bringing

of any

such action

or proceeding

in such

courts.

Notwithstanding the

foregoing,
Secured Party shall

have the right

to apply to

a court of

competent jurisdiction in

the United States

or abroad
for equitable relief

as is necessary

to preserve, protect

and enforce its

rights relating to and/or

under this
Master Agreement,

any Loan Document and

any Debt Document,

including without limitation, orders

of
attachment, execution

of foreign

guaranties or

injunction necessary

to maintain

the status

quo pending
litigation or to enforce judgments against Debtor,

any Guarantor, any Obligor,

any Subsidiary User or the
Collateral or to

gain possession of

the Collateral or

any other collateral

or property pledge or

mortgaged
under any Debt Document.

Mexican Guarantor hereby irrevocably

designates and appoints Debtor, with

an
address at 800

Manor Park Drive,

P.O.

Box 28183, Columbus,

Ohio, 43228-0183, United

States of America,
as its attorney-in-fact to

receive service of process

in any such action,

suit or proceeding, it

being agreed
that actual service upon

such attorney-in-fact shall constitute

valid service upon Mexican

Guarantor, and
its successors

or assigns

as appropriate.

For such

purposes, Mexican

Guarantor grants

to Debtor

an
irrevocable power of attorney in

order for Debtor to,

on behalf of Mexican

Guarantor, hear,

receive, sign
or accept any kind

of summons, service of

process, including personal summons or

notifications, service
of process resulting

from third parties

actions, judicial proceedings or

filings and any

kind of judicial

or
private notification made by

any judicial or administrative authority

of the United States of

America and of
any of

its states,

counties, cities

or entities

that are

part of

such country,

in any

jurisdiction, all

of the
foregoing, in connection with this Master Agreement. When requested by Secured

Party,

Mexican
Guarantor shall grant an irrevocable power of attorney in accordance with Mexican laws, to be attested by a Mexican Notary

Public, in the

form and substance

requested by Secured

Party.

Mexican Guarantor hereby
agrees that the designation of Debtor

set forth above is made for

the express benefit of Secured Party and
its successors and

assigns or any

other beneficiary of

this Master Agreement.

Mexican Guarantor covenants
and agrees that so long as this Master Agreement shall be in effect, it shall maintain Debtor

(or such other
agent as Secured Party

shall consent to in

writing) as its duly

appointed agent for the

service of process and
other legal processes in the United States of

America.

(b) It is the intention of the parties

hereto to comply
with any applicable usury

laws; accordingly, it is agreed

that, any provisions in

this Master Agreement, any
Loan Document, or any

other Debt Document to

the contrary notwithstanding,

in no event shall

this Master
Agreement, any Loan Document or any

other Debt Document require the payment or

permit the collection
of interest or any amount

in the nature of

interest or fees in

excess of the maximum amount permitted

by
applicable law

as now

or hereafter

construed by

a court

of competent

jurisdiction.

If any

such excess
interest is contracted for,

charged or received pursuant

to this Master Agreement, any

Loan Document or
any other Debt

Document, or in

the event that

all of the

principal balance under

this Master Agreement,
any Loan Document or any

other Debt Document shall be

prepaid, so that under any

of such circumstances

the amount of

interest contracted for,

charged or received

shall exceed the

maximum amount of

interest
permitted by applicable

law as so

construed, then in

such event

any such

excess which

may have been
collected shall,

at Secured

Party’s option,

either be

credited to

the unpaid

principal balance of

or other
amounts payable

under this

Master Agreement, any

Loan Document

or any

other Debt Document

as a
prepayment of principal or

such other amounts, without

any prepayment fee, or

refunded to Debtor, and the
effective rate

of interest

shall automatically

be reduced

to the

maximum lawful

rate allowed

under
applicable law as

now or hereafter

construed by a

court of competent

jurisdiction.

Without limiting the
foregoing, all calculations

of the rate

of interest contracted

for, charged

or received with

respect to this
Master Agreement, any Loan Document or

any other Debt Document, which are

made for the purpose of
determining whether

such rate

exceeds the

maximum lawful

contract rate,

shall be

made, to

the fullest
extent permitted by applicable

law, by amortizing, prorating, allocating and

spreading in equal parts

during
the period of the

full stated term of the

Indebtedness, all interest at any time

contracted for, charged

to or
received from Debtor or

Guarantors in connection with

such Indebtedness.

Notwithstanding the foregoing,
if any applicable law is amended or the law of the

United States of America preempts any applicable law,
so that it

becomes lawful for

Secured Party to

receive a greater

interest per annum

rate than is

presently
allowed, Debtor and Guarantors agree that, on the effective date of such amendment or preemption, as the case may be,

the lawful maximum hereunder

shall be increased to

the maximum interest

per annum rate
allowed by the

amended law or

the law of the

United States of

America.

(c) All notices required

to be given
under this Master

Agreement and any Loan

Document shall be deemed

adequately given if delivered

by
hand, or sent by registered or certified

mail to the addressee at its address above, or

at such other place as
such addressee may

have designated

in writing.

(d) Secured

Party may upon
10

days written notice

to
Debtor or

Guarantors correct patent

errors and

fill in

all blanks

in this

Master Agreement, in

any Loan
Document or in any other Debt Document consistent with the agreement of the parties.

(e) Time is of the
essence of this Master Agreement.

This Master Agreement shall be

binding, jointly and severally, upon all
parties described

as the

“Debtor” or

“Guarantors” and their

respective heirs, executors,

representatives,
successors and assigns, and shall inure to the

benefit of Secured Party,

its successors and assigns.

(f) The
unenforceability of any

provisions hereof or

of the Debt

Documents shall not

affect the validity of

any other
provision hereof or thereof.

(g) Debtor and Guarantors hereby acknowledge and agree that Secured Party reserves the right to impose fees or

charges for returned checks and certain

optional services that Secured
Party may

offer or

provide to

Debtor during

the term

of this

Master Agreement

or any

other Debt
Documents.

Secured Party will notify

Debtor the amount of the

applicable fee or charge if

Debtor requests
such optional

services.

In addition,

Secured Party may

make available

to Debtor

a schedule

of fees or
charges for such

optional services from time

to time or

upon demand, provided, however,

that such fees
and charges are subject

to change in

Secured Party’s sole discretion

without notice to

Debtor.

(h) Any Loan
and Debt Documents

relating thereto constitute

the entire agreement

of the parties

with respect to

the subject
matter thereof.

NO VARIATION

OR MODIFICATION

OF ANY

DEBT DOCUMENT

SHALL BE
VALID

UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE

OF
SECURED PARTY

AND THE PARTIES

THERETO.

(i) This Master

Agreement shall continue in

full
force and

effect until

all of

the Indebtedness

has been

indefeasibly paid

in full

to Secured

Party or

its
successor or

assignee.

The surrender,

upon payment

or otherwise,

of any

Note or

any of

the other
documents evidencing

any of

the Indebtedness

shall not

affect the

right of

Secured Party

to retain

the
Collateral for such

other Indebtedness as

may then exist.

This Master Agreement shall

automatically be
reinstated if Secured

Party is ever

required to return

or restore the

payment of all

or any portion

of the
Indebtedness (all

as though

such payment

had never

been made).

(j) This

Master Agreement

and any
amendments, waivers,

consents or

supplements hereto

in connection

herewith may

be executed

in any
number of counterparts, all of which

taken together shall constitute one

and the same instrument.

Delivery
of an

executed signature

page of

this Master

Agreement or

of any

other Debt

Document by

electronic
transmission shall be as effective as delivery

of a manually executed counterpart thereof.

(k) To the extent
that any Note

and Collateral Schedule

would constitute chattel

paper, as such term

is defined in

the Uniform
Commercial Code as

in effect

in any applicable

jurisdiction, no security

interest therein may

be created
through the

transfer or

possession of

this Master

Agreement in

and of

itself without

the transfer

or

possession of

the original

of a

such Note

and Collateral

Schedule executed

pursuant to

this Master
Agreement and

incorporating this

Master Agreement

by reference.

(1) Credit

to Debtor’s

account for
payments made under

any Loan Document

may be delayed

if payment is

(i) not received

at the Secured
Party’s payment address indicated in

Secured Party’s invoice or other

instructions from Secured

Party from
time to

time or

(ii) not

accompanied by Secured

Party’s invoice

number.

Preferred forms

of payment
include direct debit,

wires, company checks and

certified checks.

Payment in any other

form may delay
processing or be

returned to Debtor.

Delayed credit may

cause Debtor to

incur a late

payment fee.

All
credits for payments

of Debtor’s account

for any Loan

are subject to

final payment by

the institution on
which the item of payment

was drawn.

(m) Without prejudice to any of

the rights and remedies of

Secured
Party under any

Loan Document or

any of the

other Debt Documents,

all written communication

concerning
disputed amounts,

including any

check or

other payment

instrument that

(i) indicates

that the

written
payment constitutes

“payment in full”

or is

tendered as

full satisfaction

of a

disputed amount or

(ii) is
tendered with other conditions

or limitation must be mailed

or delivered to the Secured

Party at the address
for billing

inquiries and/or

correspondence shown

on the

invoice or

statement and

not to

the payment
address.

(n) Debtor

and each

of Debtor’s

affiliates and

Guarantors and

each of

Guarantors’ affiliates
authorize Secured Party to disclose information about Debtor, Debtor’s affiliates, Guarantors, Guarantors’
affiliates, any Collateral

and any Debt

Document that Secured

Party may at

any time possess

to any Secured
Party affiliate, successor,

assign and/or participant,

whether such information wa

s

supplied by Debtor

or
Guarantors to Secured

Party or otherwise

obtained by Secured

Party.

(o) Debtor and

Guarantors shall, upon
request of Secured Party, furnish to Secured Party

such further information, execute and

deliver to Secured
Party such documents

and instruments (including,

without limitation, Uniform

Commercial Code financing
statements) and shall

do such other

acts and things as

Secured Party may at

any time reasonably request
relating to the perfection or protection of the security interest created by this Master Agreement, any Loan
Document or any

other Debt Document

or for the

purpose of carrying

out the intent

of such Debt

Document,
including without limitation providing any subordinations, releases, landlord waivers, mortgagee waivers, or control agreements, and similar documents

as may be from time to

time requested by,

and in form and
substance satisfactory

to, Secured

Party.

(p) DEBTOR

AND GUARANTORS

HEREBY
ACKNOWLEDGE THAT

THEY HA

VE NOT

RECEIVED OR

RELIED ON

ANY LEGAL,

TAX,
FINANCIAL OR ACCOUNTING

ADVICE FROM

SECURED PARTY

AND THAT

DEBTOR AND
GUARANTORS HAVE

HAD THE

OPPORTUNITY TO

SEEK ADVICE FROM

THEIR OWN
ADVISORS AND PROFESSIONALS IN THAT REGARD.

[REMAINDER OF PAGE INTENTIONALLY

IN BLANK]

IN WITNESS WHEREOF, Debtor, Guarantors and FGIEF have caused this Master Agreement to be executed by their duly authorized representatives as of the date first above written.

FGIEF
DEBTOR:

FGI EQUIPMENT FINANCE LLC CORE MOLDING TECHNOLOGIES,
INC.
By:

/s/ Joseph Albertelli
By:

/s/ John P.

Zimmer
Name: Joseph Albertelli
Title: Legal Representative
Name: John P.

Zimmer
Title: Chief Financial Officer
GUARANTORS:

CORE COMPOSITES CORPORATION CC HPM, S. DE R.L. DE C.V.
By:

/s/ John P.

Zimmer
By:

/s/ John P.

Zimmer

Name: John P.

Zimmer
Title: Chief Financial Officer
Name: John P.

Zimmer
Title: Sole Manager